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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                       DATE OF REPORT: SEPTEMBER 30, 2000



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802               58-2360335
-------------------------------   ---------------------   ---------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         CheckFree Corporation, a Delaware corporation, has amended its stockholder rights plan. Amendment No. 2 to the Rights Agreement, dated September 30, 2000, between CheckFree and the Fifth Third Bank, as Rights Agent, is attached as Exhibit 4.1 hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.


                   EXHIBIT NO.              DESCRIPTION

                        4.1 Amendment No. 2 to the Rights Agreement, dated September 30, 2000, between CheckFree Corporation and the Fifth Third Bank, as Rights Agent.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHECKFREE CORPORATION


Date: October  3, 2000                  By:   /s/ David E. Mangum
                                            -----------------------------------
                                              David E. Mangum, Executive Vice
                                              President and Chief Financial
                                              Officer

                                       2

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                                  EXHIBIT INDEX
                                  -------------


          EXHIBIT NO.                  DESCRIPTION


              4.1* Amendment No. 2 to the Rights Agreement, dated September 30, 2000, between CheckFree Corporation and the Fifth Third Bank, as Rights Agent.

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* Filed with this report.